UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:  811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 482-0800

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2012

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2012

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Over twenty-one years ago, a partnership of non-profit environmental advocacy organizations founded our family of no-load environmentally responsible mutual funds to serve investors who care about a clean, healthy planet. The Funds’ administrator, Green Century Capital Management, Inc. (Green Century), has sustained consistent goals over the past two decades:

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Investing in sustainable leaders and rejecting laggards. We search for companies leading the way toward a more sustainable future, while avoiding those which hold us back. We believe a company doesn’t necessarily need to make solar panels to contribute to a green future; we also invest in companies that meet our rigorous sustainability standards in various industries.

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Acting on your values. We use the clout of your investment dollars to encourage companies to be more environmentally responsible, advocating for improved corporate environmental practices and a greener future.

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Supporting advocacy. By investing with the Green Century Funds, you support the advocacy groups that founded and own Green Century. These organizations have a long history of winning battles to clean up our environment, improve public health and protect consumer rights.

Managing the Green Century Equity Fund and the Green Century Balanced Fund to seek competitive returns is our core business. For a detailed discussion of the Funds’ portfolios, investment strategies and performance please see our Management Discussion on the following pages.

Also key to our mission is our work to enhance shareholder value and build a sustainable economy by advocating that corporations act more responsibly. Green Century believes that sustainable business practices should be built on policies that serve the environment and the broader public good, not just short-term business goals. While attention to environmental issues is critical, effective corporate governance and accountability within a company are also necessary to ensure legitimate corporate sustainability. In this important presidential election year, that also means holding corporations accountable for their political contributions. This year, we are building on our long track record of successful advocacy campaigns by working to protect shareholder value from reckless corporate political spending.

Stop the spending.    Over two years have passed since the Supreme Court’s Citizens United decision reversed the long standing prohibition on the use of corporate treasury funds for political purposes – and the floodgates are open. In this election year, the implications of such spending on our democracy are inescapable. At the same time, there is growing concern that such funds, which can be funneled to SuperPACS, trade associations and other organizations for political use, often without proper oversight or board and shareholder knowledge, could create a risk to shareholder value.

Over the past few years, Green Century has filed two dozen shareholder proposals urging companies to increase transparency and ensure proper management of their political contributions and lobby expenditures. We believe shareholders have the right and responsibility to understand how their dollars are being spent in efforts that influence both elections and public policy. This year, we raised the stakes.

Target1, 3M1, and Bank of America1 are prime examples of companies whose political contributions may not be in the best interest of shareholders. In 2010, Target made a $150,000 contribution to MN Forward, a group supporting a gubernatorial candidate in Minnesota whose views were contradictory to Target’s corporate policies. Following the donation, the company experienced boycotts, public backlash and degradation of employee morale. 3M continued to support the same candidate even after the uproar. At Bank of America, shareholders are concerned that continued political spending could expose the company’s already-battered brand to further risk, given its sizable “political footprint.” Each company has experienced firsthand the impact that controversial contributions can have on the company’s reputation and workforce morale, demonstrating that such spending can result in significant business risk.

As a result, Green Century and Trillium Asset Management (Trillium), the subadviser to the Green Century Balanced Fund, partnered to break new ground this spring by being the first institutional investors to challenge companies to refrain entirely from political spending. Green Century filed the proposal at Target, and Trillium filed it at Bank of America and 3M.

Green Century continues to create significant impact and positive change for our investors, finding innovative strategies that tackle the most relevant issues that threaten the planet as well as shareholder value – and, in this case, democracy.

Proxy voting for the environment.    Green Century not only files shareholder resolutions at public companies to bring about positive change for the environment, we also vote the proxy ballots of the nearly 500 companies held by the Funds. Our votes consistently support resolutions related to protecting the environment. Green Century does so not only to act on the values of the Funds’ investors, but because managing environmental risks is a critical component of our strategy to seek long-term total returns.

A report recently released by Ceres – a network of investors, companies and public interest groups dedicated to expanding sustainable business practices – details the poor proxy voting records of the largest mutual fund companies on the issue of climate change. Of the 44 largest U.S. fund companies, market leaders Fidelity, Vanguard and American Funds ranked 40th, 42nd and dead last, respectively, on their support for resolutions on climate change in 2011. Green Century Capital Management voted in favor of 100% of resolutions that call for increased climate impact disclosure and better climate change management in the 2011 proxy season, and is on track to do so again in 2012.

Thank you for your investment in the Green Century Funds.

Respectfully,

Green Century Capital Management

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Visit: www.greencentury.com/news/signup, email info@greencentury.com or call 1-800-93-GREEN.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other fund documents.

Twitter.    As of this summer, Green Century is now on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2012 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)
GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2012, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 68.7% and bonds constituted 28.8% of the Fund’s net asset value. The Fund also held 0.1% of its net assets in community investment certificates of deposit and had 2.4% invested in cash, cash equivalents and other assets less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 60 equity holdings at fiscal year-end, none of which represented more than 3.0% of total net assets. Generally, larger, less-volatile companies constituted larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

The stocks held by the Balanced Fund were also diversified by industry, including (as a percent of total net assets) Technology Hardware and Equipment (7.8%), Software and Services (7.1%), Capital Goods (6.5%), Renewable Energy and Energy Efficiency (3.4%), and 20 additional industry groupings. In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries beyond the companies in the Renewable Energy and Energy Efficiency sector. Green Century’s environmental screens keep the

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

Fund out of traditional energy and utility companies, while the Fund has broad exposure to information technology, health care, financial, consumer and industrial companies.

Higher quality, intermediate maturity bonds can lower volatility and provide a stable source of income. At fiscal year-end, the Balanced Fund held 28 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.4 years) and duration (4.0 years) remained in the intermediate range. The weighted average yield to maturity was 1.3%. All current fixed income holdings are investment grade.

Economic Environment    The primary risks facing the markets today are political, from Europe to China to the U.S. “fiscal cliff.” In spite of these risks, the Fund’s portfolio managers believe that the underlying U.S. economic conditions are stronger than they were a year ago. U.S. economic growth has been continued at between 1.5% and 2.5% for the past year, weathering last year’s switch from overall government stimulus to government austerity as state and local governments cut back their spending. Consumer confidence, while very sensitive to headline political and economic news, has been trending upward since early 2009. After a prolonged slump, the U.S. housing market is beginning to pick up, with new construction rising slightly and the inventory of unsold homes declining. In contrast to conditions in the U.S., the Fund’s portfolio managers see a significant slowing in the pace of growth in Europe and in China. The European slowdown results from European Union-imposed austerity measures in Greece, Italy, Spain, Ireland, and Portugal; Chinese economic growth has slowed to just over 7.5% per year in response to deliberate Chinese government policy. The portfolio managers believe that due to the very well known risks in the market, risk-aversion in the market is very high. As a result, yields on high-quality bonds are very low and stock prices are fairly cheap, and the portfolio managers are currently emphasizing stocks over bonds.

For the twelve months ended June 30, 2012, consumer prices increased by 1.7%. Excluding food and energy, consumer price inflation was at a 2.2% rate, while producer price inflation (PPI) was running at 2.6% in the twelve months through June 30, 2012. Including food and energy prices, the 12-month PPI rose 0.7% through June. The GDP deflator, the broadest index of prices, is 1.6% above its year-ago level despite the level of monetary stimulus in the economy.

Investment Strategy and Performance    Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liabilities.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental and financial characteristics. Holdings include Polypore1 (microporous membranes used for hybrid/electric car batteries and in energy storage), First Solar1 (photo-voltaic solar power systems) and OM Group1 (advanced battery technologies). The Fund’s exposure to clean technology and energy efficiency companies includes relatively small, diversified positions in seven companies.

The Fund continues to hold 2.7% of the portfolio in Green Bonds issued by the International Bank for Reconstruction & Development1 and the International Finance Corporation1 , whose proceeds are used by the World Bank to finance projects in developing countries which immediately contribute to carbon reduction. As interest rates fell during the year, corporate and Federal Agency issuers called existing holdings of higher interest rate bonds. These bonds were replaced with lower interest rate bonds.

During a year when equity markets were highly variable and largely flat, the Balanced Fund’s returns were slightly better than the Lipper Balanced Fund Index2. The Fund’s return for the year ended July 31, 2012 was 3.81%, just slightly over the Lipper Balanced Fund Index competitor group which had a return of 3.79% for the same period.* The Fund’s return for the year ended July 31, 2012 underperformed the Custom Balanced Index, an index comprised of the S&P 1500 Index (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index3 (40% weighting).*

Green Century Balanced Fund Total expense ratio: 1.48%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2012	Green Century Balanced Fund	2.16%	10.13%	1.10%	5.46%
	Lipper Balanced Fund Index[2]	1.77%	11.54%	1.81%	5.37%
	Custom Balanced Index[3]	5.43%	12.70%	3.11%	5.77%
July 31, 2012	Green Century Balanced Fund	3.81%	7.88%	1.55%	6.84%
	Lipper Balanced Fund Index[2]	3.79%	9.83%	2.40%	6.05%
	Custom Balanced Index[3]	7.42%	11.24%	3.67%	6.37%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500)3, which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance; for the fiscal year ended July 31, 2012, the stocks held by the Balanced Fund underperformed those included in the S&P 1500, 5.43% vs. 8.27%. A performance attribution analysis provided by the Fund’s portfolio manager indicates that the underperformance of the Fund’s equities relative to the S&P 1500 is primarily due to the Fund’s stock selection, particularly in Information Technology and in Health Care. For the past twelve months, the Fund’s zero investment in fossil-fuel based energy stocks helped the portfolio, as energy stocks were the worst performing sector in the S&P 1500 for the period. Stock selection in the Industrials, Financial Services, and Consumer Discretionary sectors boosted the Fund’s performance relative to the S&P 1500.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included MasterCard1, Whole Foods Market1, Jarden1, Lincoln Electric Holdings1, and W. W. Grainger1. Companies the Fund held that detracted most from performance relative to the S&P 1500 included Polypore International1, Minerals Technologies1, First Solar1, Hartford Financial Services1, and Green Mountain Coffee Roasters1.

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. Gross of fees, the fixed income portion of the Fund’s portfolio returned 4.94%, lagging the Lipper Intermediate Investment Grade Bond Index2 return of 7.67%. Overall, lower credit quality bonds and longer maturity bonds did better over the year; the returns of the fixed income portfolio were negatively impacted by the Fund’s high credit quality and intermediate maturity portfolio.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

The S&P 500® Index and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500®, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect the reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500®, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited) GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the stocks which make up the MSCI KLD 400 Social Index (the Index), formerly named the Domini 400 Social Index, comprised primarily of large-cap U.S. companies. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

Investment Strategy and Performance     Green Century believes that enterprises which exhibit a social awareness may be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2012 was 5.14%, while the S&P 500® Index3 returned 9.13% for the same period. Additional results for various time periods are below*:

Green Century Equity Fund Total expense ratio: 1.25%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2012	Green Century Equity Fund	2.03%	13.74%	-0.46%	3.73%
	S&P 500® Index[3]	5.45%	16.40%	0.22%	5.33%
July 31, 2012	Green Century Equity Fund	5.14%	11.01%	0.26%	4.62%
	S&P 500® Index[3]	9.13%	14.13%	1.13%	6.34%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Equity Fund performed well, relative to the S&P 500® Index, in part due to its underweighting of energy, financial and materials companies which performed poorly. The Equity Fund also benefited from being overweight in sectors that performed better than the S&P 500® Index including healthcare, information technology, and consumer staples.

The performance of Equity Fund was hurt relative to the S&P 500® Index due to underweighting of the telecommunications and utilities sectors which posted strong positive returns. Sector allocation differences in consumer discretionary and industrials did not have a material impact on the Fund’s performance relative to the S&P 500® Index.

The strongest performing sectors in the Equity Fund were healthcare, utilities, and consumer discretionary, returning 18.11%, 13.89%, and 12.37%, respectively. Only energy and telecommunication services

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

exhibited negative returns, losing -19.10% and -3.93%, respectively. Within the S&P 500® Index, telecommunication services, consumer staples, and utilities were the strongest performing sectors, gaining 28.61%, 20.03%, and 18.95%, respectively. Only energy and materials lost value over the period, returning -4.97% and -4.87%, respectively.

1 As of July 31, 2012, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Target Corporation	0.00%	0.70%
3M Company	0.00%	1.09%
Bank of America	0.00%	0.00%
Polypore International, Inc.	0.47%	0.00%
First Solar, Inc.	0.06%	0.02%
OM Group, Inc.	0.30%	0.00%
International Bank for Reconstruction & Development	0.90%	0.00%
International Finance Corporation	1.76%	0.00%
MasterCard, Inc.	2.56%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Whole Foods Market, Inc.	1.55%	0.29%
Jarden Corporation	1.51%	0.00%
Lincoln Electric Holdings, Inc.	1.99%	0.06%
W.W. Grainger, Inc.	0.00%	0.22%
Minerals Technologies, Inc.	2.08%	0.02%
Hartford Financial Services Group, Inc.	1.26%	0.12%
Green Mountain Coffee Roasters, Inc.	0.00%	0.04%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by either Fund during the fiscal year ended July 31, 2012, or may have been held by a Fund for a portion of the fiscal year or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

3 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the S&P 500® Index, the S&P Supercomposite 1500 Index, the Custom Balanced Index or the BofA Merrill Lynch Index.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/12

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2012 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2012 to July 31, 2012 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2012	ENDING ACCOUNT VALUE JULY 31, 2012	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,028.60	$7.50
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.61	7.46

Equity Fund
Actual Expenses	1,000.00	1,026.80	6.29
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.80	6.26

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2012

COMMON STOCKS — 68.7%
	SHARES	VALUE
Technology Hardware & Equipment — 7.8%
Apple, Inc. (a)	2,756	$1,683,255
Cisco Systems, Inc.	58,541	933,729
EMC Corporation (a)	30,575	801,371
QUALCOMM, Inc.	19,258	1,149,317

		4,567,672

Software & Services — 7.1%
International Business Machines Corporation	7,059	1,383,423
MasterCard, Inc., Class A	3,452	1,507,040
Microsoft Corporation	19,093	562,671
Oracle Corporation	24,382	736,336

		4,189,470

Capital Goods — 6.5%
Cummins, Inc.	2,289	219,515
Lincoln Electric Holdings, Inc.	29,276	1,167,527
Middleby Corporation (The) (a)	3,961	387,861
Pentair, Inc.	5,917	259,342
Valmont Industries, Inc.	7,727	957,221
Wabtec Corporation	10,757	851,739

		3,843,205

Insurance — 4.5%
Aflac, Inc.	7,037	308,080
Chubb Corporation	11,421	830,193
Hartford Financial Services Group, Inc. (The)	45,076	741,500
Horace Mann Educators Corporation	23,734	413,921
Lincoln National Corporation	9,136	183,177
W. R. Berkley Corporation	5,221	191,245

		2,668,116

Pharmaceuticals & Biotechnology — 4.5%
Amgen, Inc.	8,124	671,042
GlaxoSmithKline PLC American Depositary Receipt (b)	28,246	1,299,316
Novartis A.G. American Depositary Receipt (b)	3,193	187,174
Novo Nordisk A/S American Depositary Receipt (b)	3,188	492,674

		2,650,206

Healthcare Equipment & Services — 4.5%
Baxter International, Inc.	19,756	$1,155,924
Cerner Corporation (a)	5,557	410,773
UnitedHealth Group, Inc.	20,998	1,072,788

		2,639,485

Diversified Financials — 3.6%
American Express Company	23,324	1,346,028
JPMorgan Chase & Company	21,789	784,404

		2,130,432

Renewable Energy & Energy Efficiency — 3.4%
First Solar, Inc. (a)	2,187	33,986
International Rectifier Corporation (a)	21,000	357,840
OM Group, Inc. (a)	11,345	178,117
Ormat Technologies, Inc.	47,693	858,474
Polypore International, Inc. (a)	7,507	278,960
Quanta Services, Inc. (a)	9,600	220,704
STR Holdings, Inc. (a)	12,957	43,276
Suntech Power Holdings Company Ltd. American Depositary Receipt (a)(b)	32,793	37,056

		2,008,413

Telecommunication Services — 3.4%
BT Group PLC American Depositary Receipt (b)	30,137	1,026,466
Vodafone Group PLC American Depositary Receipt (b)	33,086	951,223

		1,977,689

Banks — 2.8%
East West Bancorp, Inc.	16,683	363,689
Wells Fargo & Company	37,960	1,283,428

		1,647,117

Healthy Living — 2.7%
United Natural Foods, Inc. (a)	12,285	667,076
Whole Foods Market, Inc.	9,949	913,119

		1,580,195

Food & Staples Retailing — 2.6%
Costco Wholesale Corporation	15,934	1,532,532

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2012continued

	SHARES	VALUE
Materials — 2.6%
Minerals Technologies, Inc.	19,130	$1,223,172
Owens-Illinois, Inc. (a)	15,273	281,787

		1,504,959

Transportation — 2.4%
Canadian Pacific Railway Ltd.	4,814	390,656
United Parcel Service, Inc., Class B	13,799	1,043,342

		1,433,998

Media — 2.4%
Discovery Communications, Inc., Class A (a)	27,255	1,379,921

Consumer Services — 1.9%
Starbucks Corporation	9,640	436,499
Starwood Hotels & Resorts Worldwide, Inc.	12,068	653,482

		1,089,981

Consumer Durables & Apparel — 1.5%
Jarden Corporation	19,702	890,530

Real Estate — 1.4%
LaSalle Hotel Properties	9,790	257,085
Prologis, Inc.	18,082	584,591

		841,676

Household & Personal Products — 1.2%
Church & Dwight Company, Inc.	8,662	499,018
Colgate-Palmolive Company	1,981	212,680

		711,698

Semiconductors — 0.9%
Intel Corporation	19,835	509,759

Retailing — 0.7%
Nordstrom, Inc.	7,322	396,413

Automobiles & Components — 0.3%
Toyota Motor Corporation American Depositary Receipt (b)	2,650	202,752

Food & Beverage — 0.0%
General Mills, Inc.	300	11,610

Total Common Stocks (Cost $34,352,702)		40,407,829

CORPORATE BONDS & NOTES — 19.4%
	PRINCIPAL AMOUNT	VALUE
Diversified Financials — 6.2%
Bank of New York Mellon Corporation (The) 4.30%, due 5/15/14	$500,000	$533,928
Citigroup, Inc. 3.953%, due 6/15/16	500,000	521,498
Deutsche Bank A.G. 3.25%, due 1/11/16 (b)	500,000	519,618
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	566,339
JPMorgan Chase & Company 5.125%, due 9/15/14	500,000	537,136
Morgan Stanley 3.80%, due 4/29/16	500,000	495,645
UBS A.G. 3.00%, due 8/4/15 (b)(c)	500,000	496,936

		3,671,100

Renewable Energy & Energy Efficiency — 3.6%
International Bank for Reconstruction & Development 2.00%, due 10/20/16	500,000	527,751
International Finance Corporation 2.25%, due 4/28/14	1,000,000	1,033,105
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	568,005

		2,128,861

Pharmaceuticals & Biotechnology — 2.9%
Abbott Laboratories 5.60%, due 11/30/17	500,000	613,959
Amgen, Inc. 4.85%, due 11/18/14	500,000	543,689
Wyeth 5.50%, due 3/15/13 (c)	500,000	516,186

		1,673,834

Software & Services — 2.7%
International Business Machines Corporation 2.00%, due 1/5/16	500,000	521,214
Microsoft Corporation 1.625%, due 9/25/15	500,000	519,678

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2012concluded

	PRINCIPAL AMOUNT	VALUE
Software & Services — (continued)
Oracle Corporation 3.75%, due 7/8/14	$500,000	$531,440

		1,572,332

Technology Hardware & Equipment — 1.8%
Dell, Inc. 2.30%, due 9/10/15	500,000	519,262
Hewlett-Packard Company 4.75%, due 6/2/14	500,000	529,747

		1,049,009

Telecommunication Services — 1.8%
AT&T, Inc. 2.50%, due 8/15/15	500,000	527,197
Verizon Communications, Inc. 5.25%, due 4/15/13	500,000	516,758

		1,043,955

Healthcare Equipment & Services — 0.4%
UnitedHealth Group, Inc. 4.875%, due 4/1/13	250,000	257,185

Total Corporate Bonds & Notes (Cost $10,898,734)		11,396,276

U.S. GOVERNMENT AGENCIES — 9.4%
Federal Farm Credit Bank 5.125%, due 8/25/16	500,000	589,637
Federal Home Loan Bank 3.125%, due 12/13/13	550,000	571,601
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,158,820
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	640,444
Federal Home Loan Bank 1.50%, due 6/28/24(c)	1,000,000	1,000,007
Federal Home Loan Bank 2.00%, due 6/25/27(c)	1,000,000	988,933
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	582,423

Total U.S. Government Agencies (Cost $5,166,674)		5,531,865

CERTIFICATES OF DEPOSIT — 0.1%
Self Help Credit Union Environmental Certificate of Deposit 2.00%, due 8/8/12	$95,000	$95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

SHORT-TERM OBLIGATION — 2.1%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 7/31/12, due 8/1/12, proceeds $1,220,160 (collateralized by Fannie Mae, 3.50%, due 1/1/2042, value $1,249,605) (Cost $1,220,160)		1,220,160

TOTAL INVESTMENTS (d) — 99.7%
(Cost $51,733,270)		58,651,130
Other Assets Less Liabilities — 0.3%		146,997

NET ASSETS — 100.0%		$58,798,127

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at July 31, 2012.
(d)	The cost of investments for federal income tax purposes is $51,733,270 resulting in gross unrealized appreciation and depreciation of $8,385,460 and $1,467,600 respectively, or net unrealized appreciation of $6,917,860.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2012

COMMON STOCKS — 99.7%
	SHARES	VALUE
Software & Services — 14.2%
Adobe Systems, Inc. (a)	4,547	$140,411
Advent Software, Inc. (a)	291	6,623
Autodesk, Inc. (a)	2,080	70,554
Automatic Data Processing, Inc.	4,573	258,603
BMC Software, Inc. (a)	1,506	59,638
Compuware Corporation (a)	1,998	18,402
Convergys Corporation	1,076	15,860
eBay, Inc. (a)	10,718	474,807
Electronic Arts, Inc. (a)	3,049	33,600
FactSet Research Systems, Inc.	396	36,812
Google, Inc., Class A (a)	2,389	1,512,165
International Business Machines Corporation	10,188	1,996,644
Microsoft Corporation	69,936	2,061,014
Monster Worldwide, Inc. (a)	1,150	8,338
Red Hat, Inc. (a)	1,778	95,408
Salesforce.com, Inc. (a)	1,208	150,227
Symantec Corporation (a)	6,716	105,777
Yahoo!, Inc. (a)	10,768	170,565

		7,215,448

Pharmaceuticals & Biotechnology — 11.5%
Abbott Laboratories	14,542	964,280
Affymetrix, Inc. (a)	546	2,288
Agilent Technologies, Inc.	3,199	122,490
Amylin Pharmaceuticals, Inc. (a)	1,410	43,414
Biogen Idec, Inc. (a)	2,105	306,972
Bristol-Myers Squibb Company	15,673	557,959
Cubist Pharmaceuticals, Inc. (a)	572	24,630
Endo Health Solutions, Inc. (a)	1,077	32,019
Gilead Sciences, Inc. (a)	7,020	381,397
Hospira, Inc. (a)	1,525	52,994
Illumina, Inc. (a)	1,121	46,488
Johnson & Johnson	25,446	1,761,372
Life Technologies Corporation (a)	1,639	71,919
Merck & Company, Inc.	28,179	1,244,666
Techne Corporation	326	22,520
Thermo Fisher Scientific, Inc.	3,369	187,552
Waters Corporation (a)	820	63,534

		5,886,494

Technology Hardware & Equipment — 6.5%
Cisco Systems, Inc.	49,898	795,873
Corning, Inc.	14,207	162,102
Technology Hardware & Equipment — (continued)
Dell, Inc. (a)	14,258	$169,385
Echelon Corporation (a)	282	908
EMC Corporation (a)	19,016	498,409
Hewlett-Packard Company	18,309	333,956
Imation Corporation (a)	300	1,671
Lexmark International, Inc.	661	11,561
Molex, Inc.	613	15,399
Motorola Solutions, Inc.	2,541	122,832
Plantronics, Inc.	397	13,030
Polycom, Inc. (a)	1,597	13,958
QUALCOMM, Inc.	15,674	935,424
Seagate Technology PLC	3,716	111,554
Silicon Graphics International Corporation (a)	280	1,862
Super Micro Computer, Inc. (a)	281	3,487
Tellabs, Inc.	3,253	10,703
Xerox Corporation	12,638	87,581

		3,289,695

Capital Goods — 6.4%
3M Company	6,103	556,777
A.O. Smith Corporation	360	17,791
AMETEK, Inc.	2,220	68,820
Apogee Enterprises, Inc.	264	4,274
Brady Corporation, Class A	457	12,124
CLARCOR, Inc.	462	22,338
Cooper Industries PLC	1,458	104,801
Cummins, Inc.	1,708	163,797
Deere & Company	3,570	274,247
Donaldson Company, Inc.	1,297	44,267
Dover Corporation	1,691	92,109
Eaton Corporation	2,933	128,583
EMCOR Group, Inc.	611	16,088
Emerson Electric Company	6,815	325,552
Fastenal Company	2,581	111,293
Gardner Denver, Inc.	463	26,382
General Cable Corporation (a)	451	11,785
Graco, Inc.	553	25,372
Granite Construction, Inc.	330	8,547
Hubbell, Inc., Class B	479	39,412
Illinois Tool Works, Inc.	4,088	222,142
Ingersoll-Rand PLC	2,805	118,960
Kadant, Inc. (a)	100	2,071
Lincoln Electric Holdings, Inc.	733	29,232
Lindsay Corporation	123	8,721
Masco Corporation	3,291	39,591

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2012continued

	SHARES	VALUE
Capital Goods — (continued)
Middleby Corporation (The) (a)	172	$16,842
Nordson Corporation	506	25,937
Owens Corning (a)	1,062	28,525
Pall Corporation	1,059	56,561
Pentair, Inc.	908	39,798
Rockwell Automation, Inc.	1,311	88,309
Roper Industries, Inc.	890	88,510
Simpson Manufacturing Company, Inc.	357	8,654
Snap-On, Inc.	537	36,398
Spirit Aerosystems Holdings, Inc. (a)	1,093	25,685
Stanley Black & Decker, Inc.	1,483	99,198
Tennant Company	155	6,459
Timken Company	761	27,548
W.W. Grainger, Inc.	548	112,247
WABCO Holdings, Inc. (a)	594	32,622
Wabtec Corporation	440	34,839
Xylem, Inc.	1,711	41,030

		3,244,238

Retailing — 5.4%
AutoZone, Inc. (a)	323	121,199
Bed Bath & Beyond, Inc. (a)	2,220	135,309
Best Buy Company, Inc.	2,736	49,494
Buckle, Inc. (The)	250	9,668
Carmax, Inc. (a)	2,090	58,165
Collective Brands, Inc. (a)	565	12,159
Foot Locker, Inc.	1,404	46,360
Gap, Inc. (The)	2,923	86,199
Genuine Parts Company	1,434	91,819
Home Depot, Inc.	14,273	744,765
J.C. Penney Company, Inc.	1,481	33,337
Kohl’s Corporation	2,217	110,229
Lowe’s Companies, Inc.	11,521	292,288
Men’s Wearhouse, Inc. (The)	448	12,208
Netflix, Inc. (a)	485	27,572
Nordstrom, Inc.	1,528	82,726
Office Depot, Inc. (a)	2,500	4,450
OfficeMax, Inc. (a)	746	3,350
Pep Boys-Manny, Moe & Jack (The)	500	4,535
RadioShack Corporation	836	2,433
Staples, Inc.	6,393	81,447
Target Corporation	5,900	357,835
Retailing — (continued)
Tiffany & Company	1,169	$64,213
TJX Companies, Inc.	7,015	310,624

		2,742,384

Household & Personal Products — 5.4%
Avon Products, Inc.	3,964	61,402
Clorox Company	1,136	82,599
Colgate-Palmolive Company	4,436	476,249
Estee Lauder Companies, Inc. (The), Class A	2,220	116,284
Kimberly-Clark Corporation	3,652	317,395
Nu Skin Enterprises, Inc., Class A	522	26,627
Procter & Gamble Company	25,496	1,645,512
WD-40 Company	128	6,150

		2,732,218

Diversified Financials — 5.1%
American Express Company	9,717	560,768
Bank of New York Mellon Corporation (The)	11,221	238,783
BlackRock, Inc.	1,230	209,420
Capital One Financial Corporation	4,638	262,001
Charles Schwab Corporation (The)	9,938	125,517
CME Group, Inc.	2,905	151,379
Discover Financial Services	4,876	175,341
Eaton Vance Corporation	1,066	28,281
Franklin Resources, Inc.	1,414	162,539
IntercontinentalExchange, Inc. (a)	668	87,655
Invesco Ltd.	4,102	90,777
Legg Mason, Inc.	1,164	28,541
Northern Trust Corporation	2,045	92,843
NYSE Euronext	2,379	60,617
PHH Corporation (a)	489	7,927
State Street Corporation	4,549	183,689
T. Rowe Price Group, Inc.	2,328	141,426

		2,607,504

Energy — 5.1%
Apache Corporation	3,575	307,879
Cameron International Corporation (a)	2,267	113,962
Chesapeake Energy Corporation	6,096	114,727
Clean Energy Fuels Corporation (a)	634	8,946
Continental Resources, Inc. (a)	419	26,812
Denbury Resources, Inc. (a)	3,595	54,357
Devon Energy Corporation	3,584	211,886

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2012continued

	SHARES	VALUE
Energy — (continued)
Energen Corporation	668	$34,208
EOG Resources, Inc.	2,511	246,103
EQT Corporation	1,375	77,550
FMC Technologies, Inc. (a)	2,200	99,264
Hess Corporation	2,816	132,803
National Oilwell Varco, Inc.	3,941	284,934
Newfield Exploration Company (a)	1,240	37,857
Noble Corporation (a)	2,319	85,803
Noble Energy, Inc.	1,628	142,336
OYO Geospace Corporation (a)	55	5,213
Pioneer Natural Resources Company	1,078	95,543
QEP Resources, Inc.	1,631	48,979
Quicksilver Resources, Inc. (a)	895	4,045
Range Resources Corporation	1,488	93,149
Southwestern Energy Company (a)	3,212	106,799
Spectra Energy Corporation	5,983	183,618
Ultra Petroleum Corporation (a)	1,398	33,217
Whiting Petroleum Corporation (a)	1,076	43,470

		2,593,460

Food & Beverage — 5.1%
Campbell Soup Company	1,759	58,241
Coca-Cola Enterprises, Inc.	2,789	81,774
Darling International, Inc. (a)	1,082	17,875
Dean Foods Company (a)	1,706	21,103
Flowers Foods, Inc.	1,136	24,276
General Mills, Inc.	5,990	231,813
Green Mountain Coffee Roasters, Inc. (a)	1,212	22,131
H.J. Heinz Company	2,987	164,912
Hillshire Brands Company	1,088	27,864
J. M. Smucker Company (The)	1,043	80,103
Kellogg Company	2,299	109,662
Kraft Foods, Inc., Class A	15,578	618,602
McCormick & Company, Inc.	1,109	67,516
PepsiCo, Inc.	14,543	1,057,712
Tootsie Roll Industries, Inc.	180	4,406

		2,587,990

Healthcare Equipment & Services — 3.7%
Baxter International, Inc.	5,203	304,428
Becton, Dickinson and Company	1,934	146,423
Cerner Corporation (a)	1,327	98,092
CIGNA Corporation	2,699	108,716
Healthcare Equipment & Services — (continued)
Edwards Lifesciences Corporation (a)	1,058	$107,070
Gen-Probe, Inc. (a)	416	34,399
Health Management Associates, Inc., Class A (a)	2,312	15,213
Henry Schein, Inc. (a)	828	61,943
Hill-Rom Holdings, Inc.	563	14,722
Humana, Inc.	1,510	93,016
Idexx Laboratories, Inc. (a)	507	44,702
Invacare Corporation	265	3,734
Medtronic, Inc.	9,787	385,804
Molina Healthcare, Inc. (a)	262	6,395
Patterson Companies, Inc.	805	27,451
Quest Diagnostics, Inc.	1,459	85,249
St. Jude Medical, Inc.	2,937	109,726
Varian Medical Systems, Inc. (a)	1,037	56,599
WellPoint, Inc.	3,122	166,371

		1,870,053

Semiconductors — 3.6%
Advanced Micro Devices, Inc. (a)	5,483	22,261
Analog Devices, Inc.	2,741	107,118
Applied Materials, Inc.	11,882	129,395
Entegris, Inc. (a)	1,275	10,264
Intel Corporation	46,289	1,189,627
Lam Research Corporation (a)	1,841	63,349
LSI Corporation (a)	5,209	35,942
Texas Instruments, Inc.	10,636	289,725

		1,847,681

Banks — 3.2%
Bank of Hawaii Corporation	424	19,805
BB&T Corporation	6,525	204,689
Cathay General Bancorp	695	11,252
Comerica, Inc.	1,822	55,043
First Horizon National Corporation	2,332	19,192
Heartland Financial USA, Inc.	100	2,613
Hudson City Bancorp, Inc.	4,348	27,610
International Bancshares Corporation	518	9,495
KeyCorp	8,767	69,961
M&T Bank Corporation	1,047	89,874
New York Community Bancorp, Inc.	4,034	52,361
Old National Bancorp	849	10,392
People’s United Financial, Inc.	3,309	37,921

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2012continued

	SHARES	VALUE
Banks — (continued)
PNC Financial Services Group, Inc.	4,916	$290,536
Popular, Inc. (a)	938	14,136
Regions Financial Corporation	12,967	90,250
Synovus Financial Corporation	6,838	12,992
U.S. Bancorp	17,680	592,280
Umpqua Holdings Corporation	1,018	12,705

		1,623,107

Consumer Services — 2.8%
Capella Education Company (a)	128	3,395
Chipotle Mexican Grill, Inc. (a)	288	84,191
Choice Hotels International, Inc.	264	10,581
Darden Restaurants, Inc.	1,183	60,546
DeVry, Inc.	547	10,738
Jack in the Box, Inc. (a)	384	10,364
Marriott International, Inc., Class A	2,460	89,593
McDonald’s Corporation	9,429	842,575
Peet’s Coffee & Tea, Inc. (a)	122	9,199
Starbucks Corporation	6,982	316,145
Vail Resorts, Inc.	329	16,331

		1,453,658

Food & Staples Retailing — 2.8%
Costco Wholesale Corporation	4,029	387,509
CVS Caremark Corporation	12,092	547,163
Safeway, Inc.	2,458	38,222
Sysco Corporation	5,468	160,705
Walgreen Company	8,112	294,952

		1,428,551

Insurance — 2.7%
ACE Ltd.	3,137	230,569
Aflac, Inc.	4,369	191,275
Chubb Corporation	2,530	183,906
Cincinnati Financial Corporation	1,416	53,581
Erie Indemnity Company	265	18,892
Hartford Financial Services Group, Inc. (The)	3,846	63,267
Marsh & McLennan Companies, Inc.	5,001	166,083
PartnerRe Ltd.	599	43,392
Phoenix Companies, Inc. (The) (a)	1,000	1,630
Principal Financial Group, Inc.	2,771	70,910
Progressive Corporation (The)	5,344	105,490
Insurance — (continued)
StanCorp Financial Group, Inc.	410	$12,202
Travelers Companies, Inc. (The)	3,656	229,048

		1,370,245

Materials — 2.6%
Air Products & Chemicals, Inc.	1,975	158,849
Alcoa, Inc.	9,810	83,091
Ball Corporation	1,359	56,480
Bemis Company, Inc.	935	28,751
Calgon Carbon Corporation (a)	517	7,155
Compass Minerals International, Inc.	306	22,136
Domtar Corporation	335	24,743
Ecolab, Inc.	2,714	177,631
H.B. Fuller Company	451	13,178
Horsehead Holding Corporation (a)	429	3,874
International Flavors & Fragrances, Inc.	745	41,526
MeadWestvaco Corporation	1,569	44,560
Minerals Technologies, Inc.	170	10,870
Nucor Corporation	2,917	114,347
Praxair, Inc.	2,776	288,038
Rock-Tenn Company, Class A	651	37,901
Rockwood Holdings, Inc.	647	28,610
Schnitzer Steel Industries, Inc., Class A	190	5,455
Sealed Air Corporation	1,694	27,443
Sigma-Aldrich Corporation	1,109	76,743
Sonoco Products Company	930	28,188
Valspar Corporation	817	41,013
Wausau Paper Corporation	442	3,753
Worthington Industries, Inc.	483	10,481

		1,334,816

Transportation — 2.5%
Arkansas Best Corporation	237	3,245
C.H. Robinson Worldwide, Inc.	1,504	79,486
CSX Corporation	9,795	224,697
Expeditors International of Washington, Inc.	1,951	69,397
Genesee & Wyoming, Inc., Class A (a)	371	23,024
J.B. Hunt Transport Services, Inc.	860	47,317
Kansas City Southern	1,011	73,601
Norfolk Southern Corporation	3,075	227,704

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2012continued

	SHARES	VALUE
Transportation — (continued)
Ryder System, Inc.	477	$18,813
United Parcel Service, Inc., Class B	6,711	507,419

		1,274,703

Real Estate — 2.1%
American Tower Corporation, Class A	3,657	264,438
Boston Properties, Inc.	1,364	151,268
CBRE Group, Inc., Class A (a)	2,883	44,917
Corporate Office Properties Trust	664	14,781
Digital Realty Trust, Inc.	1,135	88,609
Forest City Enterprises, Inc., Class A (a)	1,112	15,690
Jones Lang LaSalle, Inc.	398	26,543
Liberty Property Trust	1,071	38,866
Potlatch Corporation	367	12,702
Prologis, Inc.	4,330	139,989
Regency Centers Corporation	829	39,668
Vornado Realty Trust	1,533	128,005
Weyerhaeuser Company	4,942	115,396

		1,080,872

Media — 2.1%
Discovery Communications, Inc., Class A (a)	1,310	66,325
Discovery Communications, Inc., Class C (a)	1,013	47,226
John Wiley & Sons, Inc., Class A	446	21,252
Liberty Global, Inc., Class A (a)	1,270	67,031
New York Times Company (The), Class A (a)	1,224	9,486
Scholastic Corporation	248	7,472
Virgin Media, Inc.	2,434	66,643
Walt Disney Company (The)	15,772	775,036
Washington Post Company (The), Class B	44	14,894

		1,075,365

Utilities — 1.9%
AGL Resources, Inc.	1,084	43,902
Alliant Energy Corporation	1,022	47,738
Atmos Energy Corporation	837	30,006
Avista Corporation	562	15,556
CenterPoint Energy, Inc.	3,728	78,512
CH Energy Group, Inc.	128	8,324
Cleco Corporation	553	24,199
Utilities — (continued)
Consolidated Edison, Inc.	2,729	$176,021
IDACORP, Inc.	456	19,243
MDU Resources Group, Inc.	1,662	37,212
MGE Energy, Inc.	203	9,732
National Fuel Gas Company	643	31,468
New Jersey Resources Corporation	383	17,580
NiSource, Inc.	2,597	66,457
Northeast Utilities	2,887	115,134
Northwest Natural Gas Company	255	12,416
OGE Energy Corporation	900	47,799
Pepco Holdings, Inc.	2,110	42,116
Piedmont Natural Gas Company, Inc.	655	20,816
Portland General Electric Company	689	18,761
Questar Corporation	1,627	33,109
UGI Corporation	1,028	31,508
WGL Holdings, Inc.	472	19,092

		946,701

Consumer Durables & Apparel — 1.7%
Columbia Sportswear Company	122	6,172
Deckers Outdoor Corporation (a)	355	14,807
Fifth & Pacific Companies, Inc. (a)	900	9,972
Harman International Industries, Inc.	656	26,470
KB Home	648	5,987
Leggett & Platt, Inc.	1,272	29,485
Mattel, Inc.	3,121	109,766
Meritage Homes Corporation (a)	355	12,460
Mohawk Industries, Inc. (a)	545	36,204
NIKE, Inc., Class B	3,422	319,444
PulteGroup, Inc. (a)	3,141	35,493
PVH Corporation	632	50,200
Tupperware Brands Corporation	512	26,839
Under Armour, Inc., Class A (a)	714	38,870
VF Corporation	832	124,218
Whirlpool Corporation	703	47,495

		893,882

Telecommunication Services — 1.3%
CenturyLink, Inc.	5,764	239,436
Cincinnati Bell, Inc. (a)	1,716	6,607
Crown Castle International Corporation (a)	2,662	164,725
Frontier Communications Corporation	9,228	36,174

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2012concluded

	SHARES	VALUE
Telecommunication Services — (continued)
Leap Wireless International, Inc. (a)	381	$2,164
SBA Communications Corporation, Class A (a)	1,069	63,135
Sprint Nextel Corporation (a)	27,582	120,257
Windstream Corporation	5,383	53,615

		686,113

Renewable Energy & Energy Efficiency — 0.7%
American Superconductor Corporation (a)	418	1,551
Calpine Corporation (a)	2,883	49,270
Cree, Inc. (a)	1,011	24,213
First Solar, Inc. (a)	577	8,967
Fuel Systems Solutions, Inc. (a)	142	2,516
ITC Holdings Corporation	471	34,943
Itron, Inc. (a)	372	14,497
Johnson Controls, Inc.	6,363	156,848
Ormat Technologies, Inc.	139	2,502
Quanta Services, Inc. (a)	1,917	44,072
SunPower Corporation (a)	405	1,588
Zoltek Companies, Inc. (a)	250	2,085

		343,052

Commercial & Professional Services — 0.6%
Avery Dennison Corporation	988	30,420
Deluxe Corporation	459	12,999
Herman Miller, Inc.	513	9,388
HNI Corporation	415	11,027
IHS, Inc., Class A (a)	514	56,679
Interface, Inc., Class A	575	7,624
Iron Mountain, Inc.	1,190	38,330
Kelly Services, Inc.	242	2,870
Knoll, Inc.	470	6,434
Manpower, Inc.	739	26,294
Pitney Bowes, Inc.	1,809	24,168
R.R. Donnelley & Sons Company	1,616	19,586
Robert Half International, Inc.	1,254	33,871
Steelcase, Inc.	707	6,059
Team, Inc. (a)	160	4,982
Tetra Tech, Inc. (a)	584	15,015

		305,746

Healthy Living — 0.4%
Hain Celestial Group, Inc. (The) (a)	348	$19,380
United Natural Foods, Inc. (a)	448	24,326
Whole Foods Market, Inc.	1,624	149,051

		192,757

Automobiles & Components — 0.3%
BorgWarner, Inc. (a)	1,005	67,436
Harley-Davidson, Inc.	2,122	91,734
Modine Manufacturing Company (a)	365	2,449

		161,619

Total Securities (Cost $42,704,521)		50,788,352

SHORT-TERM OBLIGATION — 0.3%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 7/31/12, due 8/1/12, proceeds $173,405 (collateralized by Fannie Mae, 3.065%, due 1/1/2042, value $177,789) (Cost $173,405)		173,405

TOTAL INVESTMENTS (b) — 100.0%
(Cost $42,877,926)		50,961,757

Other Assets Less Liabilities — 0.0%		9,896

NET ASSETS — 100.0%		$50,971,653

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $44,257,062 resulting in gross unrealized appreciation and depreciation of $11,273,901 and $4,569,206 respectively, or net unrealized appreciation of $6,704,695.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2012

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $51,733,270 and $42,877,926, respectively)	$58,651,130	$50,961,757
Receivables for:
Capital stock sold	41,197	22,344
Interest	139,864	—
Dividends	42,925	56,278

Total assets	58,875,116	51,040,379

LIABILITIES:
Payable for capital stock repurchased	3,309	15,351
Accrued expenses	73,680	53,375

Total liabilities	76,989	68,726

NET ASSETS	$58,798,127	$50,971,653

NET ASSETS CONSIST OF:
Paid-in capital	$56,424,986	$50,463,563
Undistributed net investment income	—	7,637
Accumulated net realized losses on investments	(4,544,719)	(7,583,378)
Net unrealized appreciation on investments	6,917,860	8,083,831

NET ASSETS	$58,798,127	$50,971,653

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	3,255,969	2,449,402

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$18.06	$20.81

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2012

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$521,859	$14
Dividend and other income (net of $1,810 and $0 foreign withholding taxes, respectively)	639,059	1,086,947

Total investment income	1,160,918	1,086,961

EXPENSES:
Administrative services fee	455,722	461,350
Investment advisory fee	371,984	128,393

Total expenses	827,706	589,743

NET INVESTMENT INCOME	333,212	497,218

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	698,443	(185,192)
Change in net unrealized appreciation on investments	1,034,519	2,358,110

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,732,962	2,172,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,066,174	$2,670,136

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2012	FOR THE YEAR ENDED JULY 31, 2011	FOR THE YEAR ENDED JULY 31, 2012	FOR THE YEAR ENDED JULY 31, 2011
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$333,212	$414,043	$497,218	$480,986
Net realized gain (loss) on investments	698,443	2,266,008	(185,192)	(97,409)
Change in net unrealized appreciation on Investments	1,034,519	3,571,199	2,358,110	6,998,388

Net increase in net assets resulting from operations	2,066,174	6,251,250	2,670,136	7,381,965

Dividends and distributions to shareholders:
From net investment income	(330,794)	(457,006)	(503,447)	(534,364)
Capital share transactions:
Proceeds from sales of shares	4,099,738	4,100,652	9,871,395	5,175,851
Reinvestment of dividends and distributions	322,341	445,182	495,535	523,786
Payments for shares redeemed	(5,769,152)	(4,690,919)	(14,924,885)	(5,775,084)

Net increase (decrease) in net assets resulting from capital share transactions	(1,347,073)	(145,085)	(4,557,955)	(75,447)

Total increase (decrease) in net assets	388,307	5,649,159	(2,391,266)	6,772,154
NET ASSETS:
Beginning of year	58,409,820	52,760,661	53,362,919	46,590,765

End of year	$58,798,127	$58,409,820	$50,971,653	$53,362,919

Undistributed net investment income	—	5,784	7,637	15,627

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$17.50	$15.76	$14.75	$16.52	$17.78

Income from investment operations:
Net investment income	0.10	0.13	0.18	0.27	0.28
Net realized and unrealized gain (loss) on investments	0.56	1.75	1.01	(1.77)	(1.27)

Total increase (decrease) from investment operations	0.66	1.88	1.19	(1.50)	(0.99)

Less dividends:
Dividends from net investment income	(0.10)	(0.14)	(0.18)	(0.27)	(0.27)

Net Asset Value, end of year	$18.06	$17.50	$15.76	$14.75	$16.52

Total return	3.81%	11.92%	8.07%	(8.88)%	(5.62)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$58,798	$58,410	$52,761	$48,105	$52,703
Ratio of expenses to average net assets	1.45%	1.38%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets	0.58%	0.72%	1.13%	1.97%	1.50%
Portfolio turnover	58%	70%	48%	33%	44%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$19.99	$17.44	$15.65	$18.83	$22.66

Income from investment operations:
Net investment income	0.19	0.18	0.17	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.83	2.57	1.77	(3.17)	(2.81)

Total increase (decrease) from investment operations	1.02	2.75	1.94	(2.96)	(2.63)

Less dividends:
Dividends from net investment income	(0.20)	(0.20)	(0.15)	(0.22)	(0.19)
Distributions from net realized gains	—	—	—	— (a)	(1.01)

Total decrease from dividends	(0.20)	(0.20)	(0.15)	(0.22)	(1.20)

Net Asset Value, end of year	$20.81	$19.99	$17.44	$15.65	$18.83

Total return	5.14%	15.77%	12.39%	(15.58)%	(12.28)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$50,972	$53,363	$46,591	$40,659	$50,123
Ratio of expenses to average net assets	1.16%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.97%	0.92%	0.97%	1.38%	0.98%
Portfolio turnover	14%	13%	13%	23%	6%

(a)	Amount represents less than 0.005 per share.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2012:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$40,407,829	$—	$—	$40,407,829
CORPORATE BONDS & NOTES	—	11,396,276	—	11,396,276
U.S. GOVERNMENT AGENCIES	—	5,531,865	—	5,531,865
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT- TERM OBLIGATION	—	1,220,160	—	1,220,160

TOTAL	$40,407,829	$18,243,301	$—	$58,651,130

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2012:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$50,788,352	$—	$—	$50,788,352
SHORT-TERM OBLIGATION	—	173,405	—	173,405

TOTAL	$50,788,352	$173,405	$—	$50,961,757

* All sub-categories within common stocks represent Level 1 evaluation status.

For the year ended July 31, 2012, there were no transfers in and out of Level 1, Level 2 or Level 3. The Fund did not hold any Level 3 securities during the year ended July 31, 2012. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the year ended July 31, 2012, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.

(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.
In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2012. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2012. At July 31, 2012, the tax years 2009 through 2012 remain open to examination by the Internal Revenue Service.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.
(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2012, the Balanced Fund and Equity Fund received $947 and $145, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2012, Green Century accrued fees of $215,299 to Trillium. Northern Trust Investments, Inc is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2012 Green Century accrued fees of $75,000 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets effective November 28, 2011. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets effective November 28, 2011. Prior to November 28, 2011, the Funds paid Green Century a fee at a rate that immediately following any payment to the Administrator, the total operating expenses of each Fund, on an annual basis, did not exceed 1.38% and 0.95% of the Funds’ average daily net assets for the Balanced and Equity Funds, respectively.
(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2012, Green Century accrued fees of $94,267 and $94,267 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). Effective November 30, 2011, for the use of the Index, MSCI is paid by the Adviser an annual license fee of $25,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. Prior to November 30, 2011, for the use of the Index, MSCI was paid by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the year ended July 31, 2012, Green Century accrued fees of $50,605 to MSCI.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $32,642,879 and $33,369,444, respectively, for the year ended July 31, 2012. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $7,027,960 and $11,640,790, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2012 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$—	$—
Undistributed long-term capital gains	—	—

Tax accumulated earnings	—	—

Accumulated capital and other losses	(4,544,719)	(6,196,605)
Unrealized appreciation (depreciation)	6,917,860	6,704,695

Distributable net earnings (deficit)	$2,373,141	$508,090

The Balanced Fund and the Equity Fund had accumulated short term capital loss carryforwards of $4,544,719 and $6,196,605, respectively, of which $1,145,912 and $1,484,742, respectively, expire in the year 2017, $3,398,807 and $3,699,763, respectively, expire in the year 2018 and $0 and $920,510, respectively, expire in the year 2019. The Equity Fund had $91,590 of longterm capital loss carryforwards that are not subject to expiration. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended July 31, 2012, the Balanced Fund utilized $720,607 of its capital loss carryovers.

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2011
Ordinary income	$330,794	$457,006	$503,447	$534,364
Long-term capital gains	—	—	—	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2011
Shares sold	230,554	238,080	483,235	264,941
Reinvestment of dividends	18,606	25,661	24,932	26,310
Shares redeemed	(331,848)	(272,802)	(728,023)	(293,317)

	(82,688)	(9,061)	(219,854)	(2,066)

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTSconcluded

NOTE 6 — FASB Accounting Standards Codification Topic 815

The Funds adopted FASB ASC Topic 815, Disclosures about Derivative and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about (a) how an entity uses derivative instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a Fund’s financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing as of July 31, 2012 or for the year then ended and the affect of using derivatives during the year. Neither of the Funds held any derivative positions as of and for the year ended July 31, 2012.

NOTE 7 — Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”)” (“ASU 2011-04”). ASU 2011-04 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosure. ASU 2011-04 requires reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. As of July 31, 2012, management is evaluating the impact ASU 2011-04 will have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. As of July 31, 2012, management is evaluating the impact ASU No. 2011-11 will have on the financial statement disclosures.

NOTE 8 — Subsequent Events

Subsequent to July 31, 2012 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the “Funds”), each a series of Green Century Funds as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2012, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 21, 2012

TAX INFORMATION (unaudited)

For the year ended July 31, 2012, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2012, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2012. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an “interested person” by virtue of his employment with Instinet, LLC, which may have provided brokerage services to Northern Trust Investments, Inc., the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Stephen J. Morgan 104 Landing Drive Chapel Hill, NC 27514 Age: 64	Trustee since 1991	President, Clean Energy Solutions, Inc. (since 2008); Vice President, Clean Energy Solutions, Inc. (2007-2008); Vice President, AMERESCO, Inc. (2000-2007)	2

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 47	Trustee since 2009	Member, Board of Directors, Kaia Foods, Inc. (since 2011); Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011-2012); Chief Operating Officer, Apollo Alliance (2007-2011);	2

Deborah Spalding 114 State Street Suite 200 Boston, MA 02109 Age: 46	Trustee since 2012	Managing Partner, Working Lands Investment Partners, LLC (since 2008); Founding Partner, Chaplin Global, LLC (2005-2007)	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 64	Chairperson since 2009, Trustee since 1991	Director and President, Gunnison Valley Housing Foundation (since 2011); Director, Coal Creek Watershed Coalition (since 2011); Chairperson, Gunnison Valley Transportation Authority (2004-2010); President, Peanut Mine, Inc. (since 2002); Senior Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (1999-2010); Director and Secretary, Crested Butte Land Trust (1991-2009)	2

Interested Trustees:
John Comerford* 114 State Street Suite 200 Boston, MA 02109 Age: 43	Trustee since 2005	Member, Board of Directors, BATS Global Markets (since 2011); Managing Director, Instinet, LLC (since 2007); Managing Director and Head of Quantitative Trading Research, Nomura Securities International (2003-2007)	2

Douglas H. Phelps* 1550 Larimer St. #216 Denver, CO 80202 Age: 65	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; Chairman, Fund for the Public Interest Advisory Board (since 1982); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (Since 2003)	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 50	Trustee since 1991	Senior Advisor, Fair Share Alliance (since 2012); President (since 2006) and Director (since 2006), Green Century Capital Management, Inc; Political Director, Fund for the Public Interest (since 1989), Senior Staff, Center for Public Interest Research (since 1989)	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 59	President since 2005 Treasurer since 2008 and from 1991-2005.	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 53	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2012

Balanced Fund

Equity

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2.	Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2004.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/12: $36,400.00

For the fiscal year ended 7/31/11: $36,400.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/12: $10,400.00

For the fiscal year ended 7/31/11: $10,400.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/12: $10,400.00

For the fiscal year ended 7/31/11: $10,400.00

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics: incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2004.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer

October 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer

October 8, 2012

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer

October 8, 2012